BETWEEN

                         EVERBLOOM HEALTH FOOD PTE LTD

                                      AND
                                 LATIN ASIA INC
                            MARKETING & DISTRIBUTION
                                   AGREEMENT

AN AGREEMENT made on the 16th day of August 2000

BETWEEN:

EVERBLOOM HEALTH FOOD PTE LTD., at corporation valid and existing under the laws of the republic of Singapore and having its registered office at 12 Science Park Drive, #04-01 The Mep.del Singapore Science Park 1, Singapore 118225,

(hereinafter referred to as the "Corporation")

and LATIN ASIA INC., a corporation valid and existing under the laws of Chile and having its registered office at Luis Thayer Ojeda, N# 1144 Dpto 501, Providencia Santiago, Chile.

(hereinafter referred to as the "Distributor")

WHEREAS the Corporation has acquired the exclusive worldwide licence and rights from MycoBiotech Pte Ltd to use the trademarks and scientific formulations developed by MycoBiotech Pte Ltd to manufacture nutraceuticals and functional food products from Shiitake mushrooms and other exotic, edible and medicinal mushrooms more particularly described but not limited to those in Schedule "A" attached hereto (the "Products");

WHEREAS the Distributor is in the business of sales and distribution of health food products and is desirous of promoting, marketing, selling and distributing the "Products";

AND WHEREAS subject to the terms and conditions hereinafter set out, the Corporation is willing to grant to the Distributor the exclusive rights to sell and distribute the Products and to utilize the trademarks in Chile (the "Territory").

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideraticn of the respective covenants and agreements of the parties contained herein, the sum of one dollar paid by each party hereto to each of the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) it is agreed as follows:

1. The Corporation hereby grants to the Distributor subject to the terms and conditions contained herein, the exclusive right and licence to market, distribute and sell the Products throughout the Territory.

2. Orders by the Distributor for the Corporation's Products shall be made, in writing and delivered via facsimile and/or e-ma# to the Corporation at: "12 Science Park Drive # 04-01, The Mendel Singapore Science Park 1, Singapore 118225, fax: number: (65) 773-1766, email: ehf@everbloom-mushroom.com.sg

3. The Corporation shall sell to the Distributor the Product's so ordered at the prices as set out in Schedule "B" attached hereto. Said prices are subject to change from time to time upon ten (10) days prior written notice of such change being provided to the Distributor the Corporation.

4. The Distributor agrees to pay for the Products ordered by establishment of an irrevocable Letter of Credit the terms and conditions of which shall be mutually agreed upon from time to time.

5. All Products ordered by the Distributor shall be delivered by the Corporation to the Distributor's port of landing in Chile as designated by the Distributor. The Corporation shall supply the Distributor with all of the Products requested on a timely basis but in any event within twelve
     (12) weeks from the date on which the order was received by the Corporation. All Products delivered shall have a shelf life of at least twenty-four (24) months from the date of the order.

6. The term of this Agreement shall be for three (3) years commencing 2000 and ending August 31, 2003, unless terminated in accordance with Section 12 of this Agreement. This term may be renewed for an additional three (3) years period upon mutual written agreement between the Corporation and the Distributor.

7.   The Corporation represents and warrants to the Distributor that:

(i) the Corporation has been granted the exclusive riahts to manufacture and sell the Products;

(ii) the Corporation has been granted the exclusive rights to use and authorize the use of the trademarks "EVERBLOOM" AND "LINZIR" and;

(iii)all Products delivered to the Distributor shall be pure and wholesome, fit for the purpose intended, merchantable, and free from all defects.

8. The Distributor shall at all times during the continuance of this Agreement offer for sale and sell the Products as goods manufactured by the Corporation (or its licensees) and according to the specifications supplied by the Corporation to the Distributor from time to time either generally or in any particular case and shallnot make any representation or give any warranty in respect of the Products other than those contained in the Corporation' s conditions of sale.

9. The Distributor shall sell the Products in the same condition as they are received by it and shall not alter, remove or in any way tamper with any of the Corporation's marks or numbers on the Products except that the Distributor shall have the right to attach to the Products by means of a plate label or by suitable means bearing their name and address and indicating that they are the suppliers of the Products and are authorized Distributor for the Corporation. In addition, the Distributor is permitted to alter or change any labeling of the Products to ensure compliance with applicable labeling laws in the jurisdictions in which the Products are sold. All such reasonable costs associated with these changes to labelling/packaging shall be borne by the Distributor.

10. The Distributor further covenants and agrees that during its appointment as exclusive Distributor it shall not sell or accept any appointment to sell within the Territory other brands of Products of a similar nature which are in competition with the Corporation's products.

11. The Corporation and the Distributor understand and agree that each is an independent principal and not an agent, employee, partner or joint venturer of the other in the performance of this Agreement, and neither of them nor their agents shall in any way act, or undertake to act, on behalf of, or hold itself out as, the agent of the other party without the express written consent thereto of such other party.

12. The Corporation shall have the option to terminate this Agreement where:

(i) the Distributor is liquidated, dissolved or becomes insolvent or bankrupt or placed under judicial management or the control of receivers or trustees;

(ii) the Distributor fails to comply substantially with any of the requirements imposed upon it by the Agreement and shaJI fail to cure said breach within thirty (30) days after receipt by the Distributor of written notice from the Corporation specifying in detail the nature of such breach or;

(iii)the Distributor has failed to promote, sell and distribute the Products in the Territory to the reasonable satisfaction of the Corporation.

13.  Upon termination or expiration of this Agreement the following shall apply:

          (a)  the  Distributor  shall   immediately   cease   distributing  the
               Products;

          (b) all indebtedness of the Distributor to the Corporation shall become due and payable, if not already due and payable on the date termination or expiration;

          (c) the rights of either party against the other party which may have accrued up to the date of such termination or expiration shall remain unaffected except as provided hereafter;

          (d) neither party will be liable to the other for damages, indemnity or compensation solely on account of termination or expiration of this Agreement, with or without cause, as provided herein, whether such damages, indemnity or compensation might be claimed for loss through commitments cn obligations or leases, loss of investment, loss or present or prospective profits, loss of goodwill, or any other loss caused by termination or expiration of this agreement as provided herein.

          (e) All orders which have not been shipped to the Distributor as of the date of termination, even if previously accepted, shall he cancelled without liability to either party.

          (f) the Distributor shall return to the Corporation all current unused promotional other materials relating to the sale of Products and any and all other property of the Corporation in the possession or control of the Distributor and the Distributor shall transfer to the Corporation all registrations, approvals and licences of the "Products".

14. All notices or other communication to the Distributor" contemplated by the terms of this Agreement shall be in writing and sent by facsimile and registered mail, addressed to Latin Asia Inc at:

     Luis Thayer Ojeda, N# 1144 Dpto 501, Providencia Santiago, Chile Fax: (56) 2-334-8644

or such other address as the Distributor shall designate-in ~,riting.

     All notices or other communication to the Corporation contemplated by the terms of this Agreement shall be in writing and sent by facsimile and registered mail, return receipt request, addressed to Everbloom Health Food Pte Ltd. at:

     12 Science Park Drive, # 04-01 The Mendel, Singapore Science Park 1, Singapore 118225 Fax: (65) 773-1766

or such other address as the Corporation shall designate in writing. If by registered mail. any notice shall be deemed to have been given when received, or if by facsimile, when the appropriate confirmation is received.

15. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of the United States of America.

16. The Distributor may, with the prior written consent of the Corporation, such consent not to be unreasonably withheld, enter into sub-distribution agreements to market and distribute the Products within the Territory only in accordance with the provisions of this Agreement.

17. The Distributor shall not be entitled at any time to assign this Agreement or any part hereof except with the previous written consent of the Corporation such consent not to be unreasonably withheld.

18. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

19. This Agreement constitutes the entire Agreement between the Parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

20. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agJreement and every part thereof.

21. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns.

22. No omission or delay on the part of any Party in exercising its rights under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by any Party of any such right preclude the further or other exercise, thereof or the exercise of any other right which it may have. Failure of either Party to require performance by the other party of any provision hereof shall in no way affect the full right to require such performance at anytime thereafter. Nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

23. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall hot affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article. Section or portion thereof shall be severed from the remainder of this Agreement.

24. This Agreement shall be governed by and construed i~,n accordance with the laws of the Republic of Singapore and the Parties agree to submit to the non-exclusive jurisdiction of the courts of the Republic of Singapore.

25. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as maybe necessary or desirable in order to give full effect to this agreement and every part thereof.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year written above.

SIGNED BY
for and on behalf of
EVERBLOOM HEALTH FOOD PTE
LTD in the presence of:
)
)
)
)
SIGNED BY
for and on behalf of
LATIN ASIA INC
in the presence of

                                FUNCTIONAL FOODS

SUPERIOR SHIITAKE SOUPS
with Whole Shark's Fin
with Whole Dried Abalone
with Bird's Nest
with Dried Scallops
with Sea Cucumber
with Hashima
with Fish Maw
with Six Treasures

SHIITAKE HERBAL SOUPS
with Tong Kwai and Black Chicken
with Cordyceps, Wai San, Kei Chi with Black Chicken with Ginseng White Jelly Fungus and Chicken with Lingzhi, Dried Longans, Red Dates and Black Chicken with Fu Lin, Wai San Ferox Nuts, Lotus Seed and Black Chicken with Yok Chok, Kai Chi and Chicken with Korean Ginseng and Chicken with Red Yeast Rice and Chicken

GOURMET ORIENTAL SOUPS

Chicken Bak Kut Teh
Szechuan Hot & Sour
Tom Yam
Lotus Root with Ferox Nuts
Tiger Lily Buds with Wood Ear
Winter Melon with Scallops

EXOTIC MUSHROOMS SOUPS
Shiitake Watercress Soup
Wood Ear in Chicken Broth
White Jelly Fungus with Mixed Vegetables in Chicken Broth
Enoki with Chives and Scallops
Nameko Miso Soup
Straw Mushroom and Bamboo Shoot Soup

MUSHROOM GOURMET SOUPS
Mushroom Vegetable
Mushroom Pumpkin
Mushroom Carrot
Mushroom Asparagus
Mushroom Corn
Mushroom Chowder

SHIITAKE IN SAUCES
Shiitake in Black Bean Sauce
Shiitake in Yellow Bean Sauce
Shiitake in Hoi Sin Sauce
Shiitake in Spaghetti Sauce
Shiitake in Oyster Sauce
Shiitake in Soya Sauce
Shiitake in Cheese Sauce
Shiitake in Curry Sauce

EXOTIC MUSHROOMS PICKLES
Traditional
Spicy
Hot and Spicy

EVERBLOOM FINE FOODS
Superior Shiitake Sauce
Shiitake Butter
Shiitake Salt
Shiitake Soya Sauce

NUTRACEUTICALS

Everbloom Essence of Shiitake
Everbloom Shiitake Honey Lemon Drink
Everbioom Shiitake Ginseng Drink
Linzir Lingzhi Shiitake Capsules
Linzir Lingzhi Shiitake Tea
Linzir Elixir Lingzhi Shiitake Extract
Linzir MycoGlucan Medicinal Mushroom Polysaccharides